UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                                    Current Report
  Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 14, 2011
                                                    ------------------

                       Dynasil Corporation of America
         ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

             Delaware               000-27503        22-173408
            -----------            -----------       ----------
         (State or other   (Commission File Number)  (IRS Employer
        jurisdiction of                             Identification No.)
         incorporation)



                    44 Hunt Street, Watertown, MA 02472
          ------------------------------------------------------------
               (Address of principal executive offices)


                       (607)- 272- 3320, ext. 26
          ------------------------------------------------------------
           (Registrant's telephone number, including area code)


                         Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  On June 14, 2011, Cecil Ursprung informed the Company of his decision to retire from the Company's Board of Directors, effective June 30, 2011, in order to pursue other professional interests. Mr.
  Ursprung's decision to retire as a director was not due to any disagreements with us on any matter relating to our operations, policies or practices. Mr. Ursprung has been a valuable member of the Company's Board of Directors since 2007. During his tenure, he has served on the Compensation Committee and Audit Committee. Peter Sulick, Chairman of the Board, expressed the thanks of the Company and the Board, saying, "We are grateful to Cecil for his years of service to Dynasil. We have all enjoyed working with him and will miss his valuable insights."

                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DYNASIL CORPORATION OF AMERICA

  Date:   June 20,2011           By:  /s/ Steven K. Ruggieri

                                 Name: Steven K. Ruggieri
                                 Title:  President